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                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Loronix Information Systems, Inc.:



     We consent to the use of our report incorporated herein by reference.


                         KPMG Peat Marwick LLP
                         /s/ KPMG Peat Marwick LLP


San Diego, California
March 30, 1998